Exhibit 99.1

JOHN C. ROOD TO JOIN MOMENTUS AS CHIEF EXECUTIVE OFFICER

Former Under Secretary of Defense for Policy and aerospace executive brings national security expertise and organizational best practices as company aims to go public

SANTA CLARA, Calif. — July 14, 2021— Momentus Inc. ("Momentus" or the "Company"), a U.S. commercial space company offering in-space infrastructure services, today announced that John C. Rood, former U.S. Under Secretary of Defense for Policy, will join the Company as Chief Executive Officer effective August 1.

Rood brings more than three decades of public and private sector experience to Momentus, including over 20 years of service to the U.S. Government at the Department of Defense, Department of State, White House National Security Council, Central Intelligence Agency, and as a U.S. Senate staff member.

Under Rood’s guidance, Momentus will aim to complete a successful merger with Stable Road Acquisition Corp. in August. The Company’s recent settlement with the Securities and Exchange Commission (SEC) clears the path for the deal and a Stable Road Acquisition Corp. stockholder meeting date is set for August 11 with a record date of July 7, subject to the SEC declaring the registration statement on Form S-4 effective.

"John's leadership signals a new chapter for Momentus as we focus on the future," said Momentus interim Chief Executive Officer Dawn Harms. "His deep national security experience, proven expertise in business growth, and steadfastness in government service are invaluable assets. We’re looking forward to welcoming John and seeking to transition to becoming a publicly traded company with him at the helm."

Prior to his public service, Rood was Senior Vice President of Lockheed Martin International where he led international business growth. He also served as Vice President for Corporate Domestic Business Development at Lockheed Martin. Before joining Lockheed Martin, he was a Vice President at the Raytheon Company.

“I’m excited and honored to be joining Momentus at this critical time,” said Rood. “This team is building a unique value proposition, services and solutions that will help customers to use space in new ways. I look forward to working with the team at Momentus to mature the technology to make this vision a reality.” Rood added, “I also look forward to leading the company in a new chapter in which we take the actions necessary to address the concerns previously expressed by the Defense Department through robust implementation of the recent National Security Agreement with the U.S. Government.”

Dawn Harms, who has served as Momentus' interim CEO since January of this year, will step down from the board and return to her prior role as Chief Revenue Officer (CRO).

"Dawn's leadership as the interim CEO has been an unwavering source of confidence for the entire team," said Stable Road Acquisition Corp. Chairman and Chief Executive Officer Brian Kabot. "Her continued guidance as CRO will be invaluable as Momentus strategizes its offerings in support of the rapidly growing space economy."

Forward Looking Statements

This press release may contain a number of “forward-looking statements”. Forward-looking statements include statements about the expected business combination with Stable Road Acquisition Corp. These forward-looking statements are based on Stable Road’s and Momentus’ management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Stable Road’s or Momentus’ management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Stable Road or Momentus is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Momentus; risks related to the ability of customers to cancel contracts for convenience; risks related to compliance with the National Security Agreement; risks related to the rollout of Momentus’ business and the timing of expected business milestones; the effects of competition on Momentus’ future business; level of product service or product or launch failures that could lead customers to use competitors’ services; developments and changes in laws and regulations, including increased regulation of the space transportation industry; the impact of significant investigative, regulatory or legal proceedings; the amount of redemption requests made by Stable Road’s public stockholders; the ability of Stable Road or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and other risks and uncertainties indicated from time to time in the definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Stable Road. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither Stable Road nor Momentus undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in the Stable Road’s reports filed with the SEC and available at the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed transaction contemplated by the merger agreement between Stable Road and Momentus (the “Proposed Transaction”), Stable Road has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. The Registration Statement has not been declared effective by the SEC. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR STABLE ROAD’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Stable Road’s stockholders as of the record date (July 7, 2021) established for voting on the Proposed Transaction and the other matters to be voted upon at the special meeting of stockholders. Stable Road’s stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

Participants in the Solicitation

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road’s stockholders in connection with the Proposed Transaction. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF STABLE ROAD IN ITS ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON JUNE 10, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STABLE ROAD’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction is included in the Registration Statement that Stable Road has filed with the SEC.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

Darryl Genovesi at investors@momentus.space

Media

Jessica Pieczonka at press@momentus.space

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